Exhibit 99.1
ITEM 6. SELECTED FINANCIAL DATA
The Scotts Miracle-Gro Company
Five-Year Summary (1)(2)
For the fiscal year ended September 30,

	2009(3)	2008	2007	2006(3)	2005
	(In millions, except per share amounts)
OPERATING RESULTS(4):
Net sales	$2,980.7	$2,823.2	$2,687.8	$2,527.9	$2,209.7
Gross profit	1,057.6	911.7	952.8	910.0	810.4
Operating income	297.6	139.8	318.0	265.2	203.2
Income from continuing operations	154.6	32.8	149.3	142.0	101.0
Loss from discontinued operations	(1.3)	(43.7)	(35.9)	(9.3)	(0.4)
Net income (loss)	153.3	(10.9)	113.4	132.7	100.6
Depreciation and amortization	60.4	70.3	67.5	67.0	67.2

FINANCIAL POSITION:
Working capital	$334.1	$366.8	$412.7	$445.8	$301.6
Current ratio	1.4	1.5	1.7	1.9	1.6
Property, plant and equipment, net	$369.7	$344.1	$365.9	$367.6	$337.0
Total assets	2,220.1	2,156.3	2,277.2	2,217.6	2,018.9
Total debt to total book capitalization(5)	58.1%	69.6%	70.0%	30.8%	27.7%
Total debt	$810.1	$999.5	$1,117.8	$481.2	$393.5
Total shareholders’ equity	584.5	436.7	479.3	1,081.7	1,026.2

CASH FLOWS:
Cash flows from operating activities	$264.6	$200.9	$246.6	$182.4	$226.7
Investments in property, plant and equipment	72.0	56.1	54.0	57.0	40.4
Investments in intellectual property	3.4	4.1	—	—	—
Investments in acquisitions, including seller note payments	10.7	2.7	21.4	122.9	84.6

PER SHARE DATA:
Basic earnings (loss) per common share
Income from continuing operations	$2.38	$0.51	$2.29	$2.11	$1.51
Loss from discontinued operations	(0.02)	(0.68)	(0.55)	(0.14)	—
Net income (loss)	2.36	(0.17)	1.74	1.97	1.51
Diluted earnings (loss) per common share
Income from continuing operations	2.34	0.50	2.23	2.05	1.47
Loss from discontinued operations	(0.02)	(0.67)	(0.54)	(0.14)	—
Net income (loss)	2.32	(0.17)	1.69	1.91	1.47
Total cash dividends paid	33.4	32.5	543.6	33.5	8.6
Dividends per common share(6)(7)	0.50	0.50	8.50	0.50	0.125
Stock price at year-end(7)	42.95	23.64	42.75	44.49	43.97
Stock price range — High(7)	44.25	46.90	57.45	50.47	43.97
Stock price range — Low(7)	18.27	16.12	40.57	37.22	30.95

OTHER:
Adjusted EBITDA(8)	$350.5	$318.4	$382.6	$385.9	$291.5
Interest coverage (Adjusted EBITDA/interest expense)(8)	6.2	3.9	5.4	9.7	7.0
Weighted average common shares outstanding	65.0	64.5	65.2	67.5	66.8
Common shares and dilutive potential common shares used in diluted EPS calculation	66.1	65.4	67.0	69.4	68.6

(1)	All common share and per share information presented in the above five-year summary have been adjusted to reflect the 2-for-1 stock split of the common shares which was distributed on November 9, 2005 to shareholders of record on November 2, 2005.

(2)	Since its acquisition on October 2, 2004, The Scotts Miracle-Gro Company (“Scotts Miracle-Gro”) and its subsidiaries (collectively, together with Scotts Miracle-Gro, the “Company”) operated Smith & Hawken®*, an outdoor living and garden lifestyle category brand. On July 8, 2009, Scotts Miracle-Gro announced that its wholly-owned subsidiary, Smith & Hawken, Ltd., had adopted a plan to close the Smith & Hawken business. During the Company’s first quarter of fiscal 2010, all Smith & Hawken stores were closed and substantially all operational activities of Smith & Hawken were discontinued. As a result, effective in its first quarter of fiscal 2010, the Company classified Smith & Hawken as discontinued operations in accordance with accounting principles generally accepted in the United States of America. Accordingly, the Selected Financial Data has been retrospectively updated to recast Smith & Hawken as discontinued operations.

*	Smith & Hawken® is a registered trademark of Target Brands, Inc. The Company sold the Smith & Hawken brand and certain intellectual property rights related thereto on December 30, 2009, and subsequently changed the name of the subsidiary entity formerly known as Smith & Hawken, Ltd. to Teak 2, Ltd. References in this Current Report on Form 8-K to Smith & Hawken refer to Scotts Miracle-Gro’s subsidiary entity, not the brand itself.

(3)	Fiscal 2009 includes Humax Horticulture Limited from the October 1, 2008 date of acquisition. Fiscal 2006 includes Rod McLellan Company, Gutwein & Co., Inc. and certain brands and assets acquired from Turf-Seed, Inc. and Landmark Seed Company from the dates of acquisition. See further discussion of certain of the acquisitions in “NOTE 8. ACQUISITIONS” of the Notes to Consolidated Financial Statements included in this Current Report on Form 8-K.

(4)	Operating results include the following items segregated by lines affected as set forth on the Consolidated Statements of Operations included with the Consolidated Financial Statements included in this Current Report on Form 8-K.

	For the Fiscal Year Ended September 30,
	2009	2008	2007	2006	2005
Net sales includes the following relating to the Roundup® Marketing Agreement:
Net commission income, excluding the deferred contribution charge	$51.4	$44.3	$41.9	$39.9	$40.4
Reimbursements associated with the Roundup® Marketing Agreement	67.8	58.0	47.7	37.6	40.7
Deferred contribution charge	—	—	—	—	(45.7)
Cost of sales includes:
Costs associated with the Roundup® Marketing Agreement	67.8	58.0	47.7	37.6	40.7
Impairment, restructuring, and other charges (income)	—	1.3	—	0.1	(0.3)
Product registration and recall matters	11.7	27.2	—	—	—
Selling, general and administrative includes:
Restructuring and other charges	—	—	2.7	8.9	9.8
Impairment charges	—	109.8	6.1	66.4	23.4
Product registration and recall matters	16.8	12.7	—	—	—
Interest expense includes:
Costs related to refinancings	—	—	18.3	—	1.3

(5)	The total debt to total book capitalization percentage is calculated by dividing total debt by total debt plus shareholders’ equity.

(6)	Scotts Miracle-Gro began paying a quarterly dividend of 12.5 cents per common share in the fourth quarter of fiscal 2005.

(7)	Scotts Miracle-Gro paid a special one-time cash dividend of $8.00 per common share on March 5, 2007. Stock prices have not been adjusted for this special one-time cash dividend.

(8)	Given our significant borrowings, we view our credit facilities as material to our ability to fund operations, particularly in light of our seasonality. Please refer to “PART II — OTHER INFORMATION. ITEM 1A. RISK FACTORS — Our substantial indebtedness could limit our flexibility and adversely affect our financial condition” in Scotts Miracle-Gro’s Quarterly Report on Form 10-Q for the quarterly period ended January 2, 2010 for a more complete discussion of the risks associated with our debt and our credit facilities and related covenants. Our ability to generate cash flows sufficient to cover our debt service costs is essential to our ability to maintain our borrowing capacity. We believe that Adjusted EBITDA provides additional information for determining our ability to meet debt service requirements. The presentation of Adjusted EBITDA herein is intended to be consistent with the calculation of that measure as required by our borrowing arrangements, and used to calculate a leverage ratio (maximum of 3.75 at September 30, 2009) and an interest coverage ratio (minimum of 3.50 for the year ended September 30, 2009). Our leverage ratio was 3.20 at September 30, 2009 and our interest coverage ratio was 6.20 for the year ended September 30, 2009.

In accordance with the terms of our credit facilities, Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization as well as certain other items such as the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring, non-cash items affecting net income. Adjusted EBITDA is not intended to represent cash flow from operations as defined by generally accepted accounting principles and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity.

Interest coverage is calculated as Adjusted EBITDA divided by interest expense excluding costs related to refinancings.

     A numeric reconciliation of net income (loss) to Adjusted EBITDA is as follows (in millions):

	2009	2008	2007	2006	2005
Net income (loss)	$153.3	$(10.9)	$113.4	$132.7	$100.6
Interest	56.4	82.2	70.7	39.6	41.5
Income taxes	57.4	26.7	74.7	80.2	57.7
Depreciation and amortization	60.4	70.3	67.5	67.0	67.2
Loss on impairment and other charges	7.4	136.8	38.0	66.4	23.4
Smith & Hawken closure process, non-cash portion	12.7	—	—	—	—
Product registration and recall matters, non-cash portion	2.9	13.3	—	—	—
Costs related to refinancings	—	—	18.3	—	1.3
Discontinued operations	—	—	—	—	(0.2)

Adjusted EBITDA	$350.5	$318.4	$382.6	$385.9	$291.5

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